Attachment A

                     QWEST COMMUNICATIONS INTERNATIONAL INC.

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                          PRO FORMA AND NORMALIZED (1)

                   (In millions, except per share information)
                                   (Unaudited)

                                                      Years Ended
                                              ---------------------------
                                               December 31,  December 31,
                                              ------------   ------------
                                                  1999           1998
                                              ------------   ------------
Revenue:
    Commercial                                      $7,388         $4,852
    Consumer and small business                      6,284          5,921
    Directory                                        1,436          1,349
    Switched access                                  1,486          1,614
                                              ------------   ------------
       Total revenue                                16,594         13,736

Cost of sales                                        5,906          4,442

Selling, general and administrative                  4,406          3,866
                                              ------------   ------------

    EBITDA                                           6,282          5,428

Depreciation                                         2,539          2,315

Goodwill and intangibles amortization                1,268          1,350
                                              ------------   ------------

       Earnings from operations                      2,475          1,763

Interest expense and other, net                        884            830
                                              ------------   ------------

       Earnings before income taxes                  1,591            933

Income tax expense                                     943            866
                                              ------------   ------------

       Net earnings                                   $648            $67
                                              ============   ============

Diluted earnings per share                           $0.39          $0.04
                                              ============   ============

Diluted cash earnings per share (2)                  $1.07          $0.90
                                              ============   ============

Diluted weighted average shares outstanding          1,645          1,572
                                              ============   ============

(1)  Please see footnote on Attachment B.

(2) Diluted cash earnings per share represent diluted earnings per share adjusted to add back the after- tax amortization of goodwill and other intangible assets resulting from the Merger.
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
                                                            Attachment B

                                               QWEST COMMUNICATIONS INTERNATIONAL INC.

                                           CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                                    PRO FORMA AND NORMALIZED (1)

                                             (In millions, except per share information)
                                                             (Unaudited)

                                                                                 Three Months Ended
                                          ------------------------------------------------------------------------------------------
                                          September 30,     June 30,     March 31,  December 31, September 30,  June 30,   March 31,
                                               2000          2000          2000        1999         1999          1999       1999
                                          -------------    ---------     ---------  ------------ -------------  --------   ---------
Revenue:
     Commercial                                $2,421         $2,287        $2,173      $2,134       $1,948       $1,697      $1,609
     Consumer and small business                1,694          1,675         1,640       1,619        1,591        1,550       1,524
     Directory                                    351            331           347         455          336          319         326
     Switched access                              299            361           357         359          365          381         381
                                            ---------      ---------     ---------   ---------    ---------    ---------   ---------
         Total revenue                          4,765          4,654         4,517       4,567        4,240        3,947       3,840

Cost of sales                                   1,703          1,647         1,624       1,635        1,554        1,389       1,328

Selling, general and administrative             1,198          1,213         1,169       1,273        1,055        1,039       1,039
                                            ---------      ---------     ---------   ---------    ---------    ---------   ---------
     EBITDA                                     1,864          1,794         1,724       1,659        1,631        1,519       1,473

Depreciation                                      727            650           625         658          632          611         638

Goodwill and intangibles amortization             317            317           317         317          317          317         317
                                            ---------      ---------     ---------   ---------    ---------    ---------   ---------
         Earnings from operations                 820            827           782         684          682          591         518

Interest expense and other, net                   319            259           253         243          230          222         189
                                            ---------      ---------     ---------   ---------    ---------    ---------   ---------
         Earnings before income taxes             501            568           529         441          452          369         329

Income tax expense                                270            313           290         253          257          225         208
                                            ---------      ---------     ---------   ---------    ---------    ---------   ---------
         Net earnings                            $231           $255          $239        $188         $195         $144        $121
                                            =========      =========     =========   =========    =========    =========   =========

Diluted earnings per share                      $0.14          $0.15         $0.14       $0.11        $0.12        $0.09       $0.07
                                            =========      =========     =========   =========    =========    =========   =========

Diluted cash earnings per share (2)             $0.30          $0.32         $0.31       $0.28        $0.29        $0.26       $0.25
                                            =========      =========     =========   =========    =========    =========   =========

Diluted weighted average shares outstanding     1,695          1,684         1,679       1,670        1,658        1,636       1,616
                                            =========      =========     =========   =========    =========    =========   =========

(1) The consolidated pro forma statements give retroactive effect as though the acquisition of U S WEST, Inc. by Qwest Communications International Inc. (the "Merger") had occurred as of the beginning of the periods presented. Shares outstanding and earnings per share have been restated to give retroactive effect to the exchange ratio effected in the Merger. In addition, results have been adjusted to eliminate the impacts of non-recurring items, such as merger costs, asset write-offs and impairments, gains/losses on the sale of investments and fixed assets, change in the market value of investments, one-time litigation charges, elimination of in-region long-distance activity and elimination of Qwest construction activity. The results have also been adjusted to reflect the change in accounting principle to recognize revenue and expenses for directory publishing under the "point of publication method" from the "amortization method" as if the change in accounting principle had been adopted as of January 1, 1999. The Merger has been accounted for as a purchase transaction. The purchase price allocation is preliminary and is subject to change. Accordingly, net earnings and earnings per share are subject to change. Certain reclassifications have been made to prior periods to conform to the current presentation.

(2) Diluted cash earnings per share represent diluted earnings per share adjusted to add back the after- tax amortization of goodwill and other intangible assets resulting from the Merger.